Composite Technology Corporation





Solutions for the Power Grid

April 27, 2006

This presentation may contain forward-looking statements, as defined in the Securities Reform Act of 1995 (the "Reform Act"). The safe harbor for forward-looking statements provided to companies by the Reform Act does not apply to Composite Technology Corporation (Company). However, actual events or results may differ from the Company's expectations on a negative or positive basis and are subject to a number of known and unknown risks and uncertainties including, but not limited to, competition with larger companies, development of and demand for a new technology, risks associated with a startup company, risks associated with international transactions, general economic conditions, availability of funds for capital expenditure by customers, availability of timely financing, cash flow, timely delivery by suppliers, or the Company's ability to manage growth. Other risk factors attributable to the Company's business segment may affect the actual results achieved by the Company and are included in the Company's Annual Report filed with the Commissioner on Form 10K for fiscal year ended September 30, 2005.

COMPOSITE TECHNOLOGY CORPORATION

The CTC Group

The SOLUTION

CTC has the Solution to:

- More Efficient Electricity Transmission & Distribution
- Renewable Energy Growth
- Reducing Use of Wood Poles

Composite Technology Corporation

The PRODUCTS

- More Efficient Conductors: **The ACCC cables**
- Improved Wind Generation **The DeWind D-8.2**
- Composite Poles

CTC Cable Corporation

ACCC Conductor is a product that will dramatically improve Grid performance reducing brown outs and making electricity transmission cheaper and less vulnerable.

CTC Wind Systems Corporation

EU Energy plc
(potential acquisition would replace CTC Wind)

Upon completion, the acquisition will allow CTC to commercialize a revolutionary new wind turbine product: the **DeWind D-8.2**

CTC Towers & Poles Corporation

CTC is completing product development and on the verge of launching a cost competitive alternative to wood supporting structures: **Composite Poles**

Transmission Technology Corporation

COMPOSITE TECHNOLOGY CORPORATION

A look at the breakthrough in Conductors


Trapezoidal
Aluminum Wire
Composite
Core
Steel
Core
Aluminum Wire
CTC
Aluminum Conductor Composite Core
1020 kcmil ACCC/TW Cable
Aluminum Conductor Steel Reinforced
795 kcmil ACSR Cable

- Our novel ACCC cable (composite core) increases capacity and virtually eliminates high temperature sag
- Overhead transmission cable technology (steel core) has remained unchanged for over 100 years
- New materials technology increases the potential of the Grid

COMPOSITE TECHNOLOGY CORPORATION

ACCC: The Alternative to Brown-out & Lost $$$

- **Structurally Stronger with Lower Weight**

  ACCC cable is 25% stronger than ACSR and 40% stronger than ACSS.
- **Reduces the Risk of Black-outs and Brown outs**

  ACCC can act as an emergency redundant link because it can provide up to twice the ampacity of a conventional conductor over the same link without significant line sag; acting as a 'reserve' power conduit in emergencies.
- **Increases Operating Profitability**

  Significant increases in delivered power at the same operating temperatures and a reduction in line losses by over 15%, increase profitability while operating a greener line which translates into decreased generation, lower emissions, less congestion, lower brown outs costs and increased revenues.
- **Reduces Lifetime Operating Expense**

  Low corrosion increases line life; low 'sag profile' renders maintenance simpler, cheaper.
- **ACCC is Installed Using Standard Tools & Equipment**

  ACCC can be installed with minimal training using standard tools and equipment.

COMPOSITE TECHNOLOGY CORPORATION

ACCC: An Alternative to Capital Expense & Price Increases

- **Reduces Capital Expense on Proposed Capacity Increases.**

  The electrical capacity existing lines can potentially be doubled by replacing an existing steel-cored conductor with an ACCC of equivalent size and weight. ACCC's ability to increase capacity without modifying or replacing structures that require permits/approvals is an important advantage. If even greater capacity is required, a larger, heavier ACCC conductor might be installed at a lower initial tension to reduce the increased stress on supporting structures. Reducing tension allows extra weight to be added due to ACCC's improved thermal stability and resistance to sag.

- **Reduces Capital Expense on New Lines.**

  ACCC spans greater distances, reducing the number of structures required on new lines. The ruling span can be 25% more than ACSR for the same cable size, reducing supporting structure expense.

- **Reduces Project Implementation Time, Reducing Outage Time & Cost**

  ACCC is usually faster to implement when reconductoring since less engineering work is required. In new lines, fewer towers means faster project completion

COMPOSITE TECHNOLOGY CORPORATION

U.S. Transmission Industry Market Indicators

Electricity demand has increased, while Investment in the Grid has declined, which has resulted in an aged, overloaded and unreliable system:

Growth In electricity demand

- Annual demand has doubled since 1980
- Demand expected to grow 32% over the next 15 years (Platts T&D Sourcebook)

Underinvestment in the Grid

- From 1975-2000, transmission investment has fallen by $2.5 billion per year (EEI)
- Generation investment has increased

RESULT: Annual lost production costs to US business estimated at $46 billion in power outages and $6.7 billion in power quality issues (EPRI)

Estimated Investment required to modernize the grid:

$50 - $100 billion (DOE study)

CTC Cable – Production in Brief





- Core production ready to meet any order worldwide
- Quality Control procedures in place and set for ISO Certification in 2006
- CTC ready to deliver core to two international cable manufacturers
- CTC prepared for increased demand from China, Europe and the US

COMPOSITE TECHNOLOGY CORPORATION

CTC Cable – Marketing in Brief



logout
print
request quote
Auto Save
Use Metric
Projects
Conductor Options
Demand
Performance
Throughput
Congestion
Op. Cost/Revenue
Structures/Sag
Cap Ex
Financials
Summary
Example One \ Version 1 \ Increase Ampacity - De-rated Towers
ACSR DRAKE
ACCC/TW DRAKE
Allowable Tension (% RTS): 25 25
Overall Rated Strength(lbs): 31,500 41,000
Core Rated Strength(lbs): 17,572 34,410
Overall Initial Tension(lbs): 7,875 10,250
Core Initial Tension(lbs): 4,393 8,603
Weight(lbs/foot): 1.093 1.045
Op. Temperature (deg C): 100 180
Ampacity (Amps): 1,361 2,195
Actual Span (feet): 1,000 1,000
Tension (lbs): 4,856 8,447
Sag (feet): 28.14 15.46
Maximum Span (feet): 1,230 1,620
Structure Parameters:
Ice Thickness (in): 0.00
Wind Pressure (lbs/ft): 0.00
Safety Factor: 0.00
Structure Height (feet): 88
Minimum Clearance (feet): 49
Ambient Temperature (deg C): 40
Calculate
Minimum Clearan
ACSR
ACCC/TW
Span

Recent ACCC sales have enabled customers to reduce their capital expense with reconductoring;



Use Metric
Op. Cost/Revenue
Structures/Sag
Cap Ex
Financials
Summary
INTERMEDIATE 2
BASE
Calculate
Reset
Base Power
Peak Power
ACSR Max Power
ACCC/TW Max Power
Power Demand Profile (month)
Peak Utilization (%):
JAN FEB MAR APR MAY JUN JUL AUG SEP OCT NOV DEC
ACSR DRAKE 75% 70% 65% 65% 70% 80% 90% 90% 75% 65% 70% 75%
ACCC/TW DRAKE 50% 46% 42% 42% 44% 49% 54% 54% 47% 42% 45% 49%
Peak Reserve Capacity (MW):
ACSR DRAKE 124 136 154 154 117 76 37 37 110 159 132 114
ACCC/TW DRAKE 363 371 394 394 351 314 281 281 370 413 372 349

Use of ‘Power Line Analysis Tool’ (PLAT) program proves effective in illustrating advantages;

COMPOSITE TECHNOLOGY CORPORATION

A Look at the Breakthrough in Wind Energy

The acquisition of the best of German technology


DEWIND

COMPOSITE TECHNOLOGY CORPORATION

A Snapshot of the Wind Generation Problem

The significant **cost** of wind energy is dictated by the capital expense of the equipment (initial and replacement) and the operating costs of keeping the blades turning.

It should be cheaper than other forms of generation, however:

Wind Energy Generation is plagued by two major problems:

- Wind Turbines suffer principally from:
  - Gearbox failures; and
  - Power conversion electronics failures.
- The integration of wind generated power with the grid presents problems for transmission system operations

DeWind Demonstrates Gearbox Reliability

AXA Versicherung AG

Postanschrift: Postfach 10 42 03
20029 Hamburg
Hausanschrift: Heidenkampsweg 98
20097 Hamburg
Westdeutsche Landesbank Düsseldorf
BLZ 300 500 00 Konto 444 166
Internet: www.AXA.de

Gerd Augustin GmbH
Herrn Simon
Seelandstr. 1
23569 Lübeck

EINGEGANGEN
27. FEB. 2006
Erled. ....

Ihr Ansprechpartner:
Paul Puzicha
Abteilung: IFK-TV
Telefon: (040) 3297-34733
Telefax: (040) 3297-44-34733
E-Mail: Paul.Puzicha@axa.de

21.02.2006

Maschinen- und Maschinen-BU-Versicherung
von Anlagen des Herstellers DeWind Typ D8 2,0 MW
über die AXA Versicherung

Sehr geehrter Herr Simon,

wir nehmen Bezug auf Ihre E-Mail vom 17.02.2006.

Zu den über AXA versicherten DeWind Anlagen vom Typ D8 mit einer Nennleistung von 2,0 MW wurden bisher keine Entschädigungszahlungen geleistet und es gibt z. Z. auch keine offenen Schäden.

Mit freundlichen Grüßen

AXA Versicherung AG
Niederlassung Hamburg

The German Insurance division of "AXA" recently confirmed the exceptional reliability of the D8 Gearbox in the following terms:

Re: "Machinery Breakdown Insurance and Loss of Profits following Machinery Breakdown Insurance Policies"

"Thus far no claims for compensation under policies covered by AXA for the DeWind type D8 with a rated output of 2.0 MW have been paid out. Nor is there to date any pending claim."

COMPOSITE TECHNOLOGY CORPORATION

The DeWind 8.2 integrates with the Grid

Generators must produce a constant current to be easily integrated with the Electrical Grid. An important problem with wind power is its use of non synchronous generators must be coupled with power conversion electronics to insure this constant current (by converting AC to DC and then back to AC), but these power electronics are often operationally unreliable.

Solution 1: The Non Synchronous Solution – Power Electronics


Gear Box
Shaft
Non Synchronous Generator
Power Electronics
AC to DC to AC
Generator produces non constant Cycles due to varying shaft speed. This is converted to a constant figure using electronics

In other proven Electricity Generation Systems, Hydrodynamic Converters are used with Synchronous Generators to ensure reliability and constant output (e.g.: Hydro Electric power). This has been largely rejected in Wind Energy since the solution was unmanageable, until now:

Solution 2: The DeWind Solution – Hydro Dynamic Converter


Gear Box
Shaft
VOITH Hydro Dynamic Converter
Ensures shaft turns at a constant speed result = constant Generator Output
Shaft
Synchronous Generator

COMPOSITE TECHNOLOGY CORPORATION

Synchronous Generation Direct to the Grid



H = Guide vane position
β = Pitch angle
U = Voltage
f = Frequency
P = Output
P_demand = Actual efficiency
Q_demand = Idle power
Rotor
n
Guide Van Control
P, n
Grid
H
Wind
Main gear
WinDrive
Synchronous Generator
v
n
U
β
Pitch Control
P, n
Excitation Control
P, U, f
P_demand
Q_demand

COMPOSITE TECHNOLOGY CORPORATION

The DeWind D-8.2 Advantage Summary

A Revolution in Wind Generation

Voith WinDrive – hydro-dynamic torque converter

- Eliminates need for Power Conversion Electronics
- Allows direct connection to power grid
- Voith technology proven & reliable
- Exclusive agreement with DeWind



DeWind Gearbox –

- Reliable proven design
- Proven blade design
- Proven control system

DeWind Maintenance System

- Best software for continuous monitoring
- Excellent Maintenance engineering company

Wind Energy Market Indicators

- Large Market Opportunity: Thousands of megawatts of additional wind generator sales opportunities in the US and Worldwide
- An industry leader recently reported record year in wind turbine sales, with annual revenue growth of 200% in 2005 – 1,342 turbines and over $2 billion in revenues
- 350% increase of installed capacity expected by 2014 as estimated by German Wind Energy Institute


DEWIND

COMPOSITE TECHNOLOGY CORPORATION

History of the Acquisition

- 2005 EU Energy acquires DeWind in July 2005
- December 22, 2005 CTC agrees to purchase interest in EU Energy's US Operations
- February 28, 2006, CTC agrees to acquire all of EU Energy;
- April 3, 2006, CTC announces a confirmed total of $2 billion signed framework agreement orders;
- April 6, 2006, CTC announces $365 million additional framework agreements;
- Proposed completion in 2nd quarter 2006



COMPOSITE TECHNOLOGY CORPORATION

Sales Synergies

New Wind Farms Need Grid Connections

- Current EU Energy backlog exceeds 2,000 MW representing an estimated $76M of potential ACCC cable orders to connect them to the energy grid and often significantly more to upgrade the existing grid to deliver the new output to the consumer
- ACCC saves wind developers installation costs and allows for expansion
- "Green Energy" sales channel has already provided marketing visibility and sales leads through Wind trade publications


DEWIND



COMPOSITE TECHNOLOGY CORPORATION

EU Energy Acquisition Outline

- Completion of due diligence
- Closing anticipated Q2 2006
- Integrate EU Energy operations
- Set-up US assembly plant
- Deliver 163 turbines under agreements during 2007
- Increase assembly capacity to meet delivery schedule of 450 turbines per year by 2008



COMPOSITE TECHNOLOGY CORPORATION

A Look at breaking through in Poles & Towers

- Novel cementaceous composite material processed economically to produce supporting poles; optimized to meet varying specifications;
- Insect and degradation resistant;
- Projected to be priced competitively to wood poles;
- Industry has expressed broad and urgent interest;
- Market: More than 8 million 45 foot utility poles per year.



Some Post-Acquisition Indicators

Taking into account projected cash receipts from signed 'framework agreements' (assuming payment of all amounts on schedule), the post-acquisition cash receipts from EU Energy are projected to be:

Post-Acquisition EU Energy Cash Receipt Projections

Calendar year:	2006	2007	2008
Revenue:	$29M	$555M	$1139M

- Issued and outstanding CTC shares on 4/27/06: 135,329,914
- Anticipated CTC share issuance for EU Energy acquisition: 39,169,665
- Current approximate float (DTC): 86 million

COMPOSITE TECHNOLOGY CORPORATION

Thank you, from all at CTC






COMPOSITE TECHNOLOGY CORPORATION